UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

November 7, 2013

Date of Report (date of earliest event reported)

CITY NATIONAL CORPORATION

(exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(state or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification Number)

City National Plaza
555 South Flower Street
Los Angeles, California 90071
(Address of principal executive offices, including zip code)

(213) 673-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                           Material Modification to Rights of Security Holders.

On November 7, 2013, City National Corporation (the “Corporation”) filed a Certificate of Designation (the “Certificate”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a new series of its preferred stock designated as the 6.750% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series D, $1.00 par value per share (the “Series D Preferred Stock”).  The Certificate was filed in connection with an Underwriting Agreement, dated October 31, 2013 (the “Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Barclays Capital Inc. as representatives of the several underwriters (collectively, “Underwriters”) listed in Schedule 1 thereto, under which the Corporation agreed to sell to the Underwriters 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of the Series D Preferred Stock.  Each holder of a Depositary Share will be entitled to the proportional rights of a share of Series D Preferred Stock represented by the Depositary Share.

The Series D Preferred Stock ranks senior, as to dividends and, upon liquidation, dissolution or winding up of the Corporation, in the distribution of assets, to the Corporation’s common stock, and at least equally with the Corporation’s 5.50% Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share and each other series of preferred stock the Corporation may issue (except for any senior securities that may be issued with the requisite consent of the holders of the Series D Preferred Stock and all parity stock), with respect to payments of dividends and distributions of assets upon liquidation, dissolution or winding up.

Under the terms of the Series D Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series D Preferred Stock, is subject to restrictions in the event that the Corporation does not declare and pay, or set aside a sum sufficient for the payment of, dividends on the Series D Preferred Stock for the most recently completed dividend period, or, in the case of a liquidation payment, does not pay to holders of the Series D Preferred Stock the liquidation value of $1,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.

The terms of the Series D Preferred Stock are more fully described in the Certificate which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03                                           Amendments to Certificate of Incorporation or By-Laws; Change in Fiscal Year.

On November 7, 2013, the Corporation filed the Certificate with the Secretary of State of the State of Delaware.  The Certificate, which became effective upon filing, amends the Corporation’s Restated Certificate of Incorporation to establish the newly authorized Series D Preferred Stock of the Corporation consisting of 100,000 authorized shares.

Holders of Series D Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, non-cumulative cash dividends based on the liquidation preference (i) from the original issue date of the Series D Preferred Stock to, but excluding November 7, 2023, at a rate equal to 6.750% per annum, payable quarterly in arrears, on February 7, May 7, August 7 and November 7 of each year (each, a “dividend payment date”), beginning on February 7, 2014, and (ii) from, and including, November 7, 2023, at a rate per annum equal to the three-month LIBOR (as defined in the Certificate) plus 4.052%, payable quarterly in arrears, on each dividend payment date, beginning February 7, 2024.

The Series D Preferred Stock has a liquidation preference of $1,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.  Liquidating distributions will be made on the Series D Preferred Stock only to the extent the Corporation’s assets are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any security ranking senior to the Series D Preferred Stock, and pro rata with any other shares of the Corporation’s stock ranking equal to the Series D Preferred Stock.

The Series D Preferred Stock does not have any maturity date.  The Series D Preferred Stock is redeemable (i) in whole or in part, from time to time, on any dividend payment date on or after November 7, 2023 at a redemption price equal to $1,000 per share (equivalent to $25.00 per depositary share), plus any declared and unpaid dividends, without accumulation of any undeclared dividends, or (ii) in whole but not in part, at any time within 90 days following a Regulatory Capital Event (as defined in the Certificate), at a redemption price equal to $1,000 per share (equivalent to $25.00 per depositary share), plus any declared and unpaid dividends and without accumulation of any undeclared dividends,  to but excluding the redemption date.  If the Corporation redeems the Series D Preferred Stock, the depositary will redeem a proportionate number of depositary shares.  Accordingly, the Series D Preferred Stock will remain outstanding indefinitely, unless and until the Corporation decides to redeem it in accordance with the redemption terms described above and receives the prior approval, if required, of the Board of Governors of the Federal Reserve System applicable to bank holding companies.  The Series D Preferred Stock has no preemptive or conversion rights.

The Series D Preferred Stock has no voting rights except with respect to (i) authorizing or increasing the authorized amount of stock senior to the Series D Preferred Stock, (ii) certain changes in the terms of the Series D Preferred Stock, (iii) in the case of certain dividend non-payments and (iv) as required by Delaware law. The terms of the Series D Preferred Stock are more fully described in the Certificate which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01                                           Other Events.

On November 7, 2013, the Corporation closed the public offering of 4,000,000 Depositary Shares pursuant to the Underwriting Agreement.  The Depositary Shares and the Series D Preferred Stock have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-191981) (the “Registration Statement”).  The following documents are being filed with this report and incorporated by reference into the Registration Statement: (a) the Underwriting Agreement; (b) the Certificate; (c) the Deposit Agreement dated November 7, 2013 between the Corporation, Computershare Trust Company N.A., Computershare Inc. and the holders from time to time of the Depositary Receipts described therein; (d) the Form of Certificate representing the Series D Preferred Stock; (e) the Form of Depositary Receipt and (f) the validity opinion with respect to the Depositary Shares and the Series D Preferred Stock.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.  The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

Number	Description	Method of Filing
1.1

Underwriting Agreement dated as of October 31, 2013, among the Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Barclays Capital Inc. as representatives of the several underwriters (listed in Schedule 1 thereto)

Filed herewith
3.1	Certificate of Designations for 6.750% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series D	Filed herewith
4.1	Form of Certificate Representing the 6.750% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series D	Filed herewith
4.2	Deposit Agreement, dated November 7, 2013, between the Corporation, Computershare Trust Company, N.A., Computershare Inc. and the holders from time to time of the Depositary Receipts described therein	Filed herewith
4.3	Form of Depositary Receipt (included as part of Exhibit 4.2)	Filed herewith
5.1	Opinion of Wachtell, Lipton, Rosen & Katz	Filed herewith
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	City National Corporation

	By:	/s/ Michael B. Cahill
	Name:	Michael B. Cahill
	Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
1.1

Underwriting Agreement dated as of October 31, 2013, among the Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Barclays Capital Inc. as representatives of the several underwriters (listed in Schedule 1 thereto)

Filed herewith
3.1	Certificate of Designations for 6.750% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series D	Filed herewith
4.1	Form of Certificate Representing the 6.750% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series D	Filed herewith
4.2	Deposit Agreement, dated November 7, 2013, between the Corporation, Computershare Trust Company, N.A., Computershare Inc. and the holders from time to time of the Depositary Receipts described therein	Filed herewith
4.3	Form of Depositary Receipt (included as part of Exhibit 4.2)	Filed herewith
5.1	Opinion of Wachtell, Lipton, Rosen & Katz	Filed herewith
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)	Filed herewith